Restricted Assets	12 Months Ended
Dec. 31, 2019
Investments accounted for using equity method [abstract]
Restricted Assets
35. RESTRICTED ASSETS
As of December 31, 2019, the Group has judicial deposits for a total amount of 3,016, which are shown within other current and non-current
receivables.
On August 8, 2017, Yguazú Cementos S.A. entered into two loan agreements with Banco Continental S.A.E.C.A and Sudameris Bank S.A.E.C.A. for a total amount of Guaraníes 255,000,000,000 and Guaraníes 168,000,000,000, respectively.
In order to guarantee the payment of the loans, Yguazú Cementos S.A. created liens (pledge and mortgage) over land and property (Villa Hayes plant and Itapucumí quarry site and equipment) in favor of the banks for up to Guaraníes 423,000,000,000, equivalent to the amount of both loans. The balance owed for both loans as of December 31, 2019 is Guaraníes 405,610,391,703.